THE BEEHIVE FUND

A series of Forum Funds

Supplement dated October 7, 2024 to the Prospectus and Statement of Additional Information
dated May 1, 2024

IMPORTANT NOTICE REGARDING PROPOSED FUND REORGANIZATION

At a meeting held on October 4, 2024, the Board of Trustees of Forum Funds (“Board”) approved, subject to shareholder approval, a proposal to reorganize The BeeHive Fund (the “Fund”), a series of Forum Funds, into newly created, exchange-traded series (“ETF”) of Tidal Trust III, the BeeHive ETF (the “Acquiring Fund”), whereby the Acquiring Fund will acquire the assets and assume the liabilities of the Fund. Cannell & Spears LLC (“Cannell”), the investment adviser to the Fund, recommended the transaction (“Reorganization”) to the Board. The Reorganization is intended to qualify as a tax-free transaction for federal income tax purposes.

In order to approve the Reorganization, Fund shareholders will receive a proxy statement to vote on an agreement and plan of reorganization (“Plan”) at a special meeting of shareholders, which will be held on or about November 26, 2024 at the offices of Forum Funds, Three Canal Plaza, Portland, Maine 04101. If approved by shareholders, the Reorganization is expected to occur in December 2024. Expenses associated with the Reorganization will be borne by Cannell.

If shareholders approve the Reorganization, the Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for shares of the Acquiring Fund, and the Fund’s shareholders will receive shares of the Acquiring Fund with a value equal to the aggregate net asset value (“NAV”) of their Fund shares immediately prior to the Reorganization, except any fractional Fund shares will be redeemed for cash.  The Acquiring Fund’s investment objectives, principal strategies, principal risks and investment limitations will be substantially the same as the Fund’s, and the Acquiring Fund’s expense ratio will be lower than the Fund’s. Although Cannell will be the investment sub-adviser to the Acquiring Fund and Tidal Investments, LLC (“Tidal”) will serve as the investment adviser, the same portfolio managers who are employees of Cannell will continue to be responsible for day-to-day management of the Acquiring Fund.  Shareholders of the Fund will not pay any sales load, commission, or other similar fee in connection with the Reorganization. After the Reorganization, shareholders may only purchase or sell shares of the Acquiring Fund on a national securities exchange at prevailing market prices through a broker-dealer.

In connection with the Reorganization, the Fund will close to purchases by new shareholders on or about November 29, 2024. Fund shareholders may continue to purchase shares of the Fund until December 6, 2024.

If you hold Fund shares at the Fund’s transfer agent (e.g., not through an omnibus account) or in a brokerage account that only allows you to hold mutual fund shares, you will need to set up a brokerage account that permits investments in ETF shares prior to the Reorganization. If such a change is not made before the Reorganization, you will not receive shares of the Acquiring Fund as part of the Reorganization. Instead, you will receive cash equal in value to the aggregate NAV of your Fund shares as of the date of the Reorganization, which will be a taxable event.

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For more information, please contact a Fund customer service representative toll free at
(866) 684-4915.

PLEASE RETAIN FOR FUTURE REFERENCE.